Fees Summary	Mar. 31, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	183,439.52
Total Transaction Valuation	1,328,309,356.95
Total Offset Amount	0.00
Net Fee	$ 183,439.52